THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER ANY
STATE SECURITIES OR BLUE SKY LAWS. NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES OR BLUE SKY
LAWS OR EXEMPTIONS FROM SUCH REGISTRATION.   THIS WARRANT MAY NOT BE SOLD,
ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT, AND NO SALE, ASSIGNMENT, TRANSFER, OR OTHER DISPOSITION OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.


                                                               WARRANT NO. 95B-1
                                                             Warrant to Purchase
                                                                  500,000 Shares
                                                         (subject to adjustment)
                                                              of Common Stock of
                                                       Harken Energy Corporation

Void after 3:00 p.m.
Dallas, Texas
October 5, 1997

                           HARKEN ENERGY CORPORATION

                             STOCK PURCHASE WARRANT

         THIS IS TO CERTIFY THAT, for value received, Internationale Nederlanden (U.S.) Capital Corporation, its successors and permitted assigns (the "Holder"), whose address is 135 East 57th Street, New York, New York 10022-2101, upon due exercise of this Warrant, is entitled to purchase from Harken Energy Corporation, a Delaware corporation (the "Company"), at any time on or after October 5, 1995, and before 3:00 P.M., Dallas, Texas local time, on October 5, 1997 (the "Expiration Date"), all or any part of 500,000 shares (the "Shares") of fully paid and non-assessable common stock, par value $.01 per share (the "Common Stock"), of the Company, at an exercise price of $2.00 per share (the "Exercise Price"), both the Exercise Price and number of shares being subject to possible adjustment as provided below.

         This Warrant is subject to the following terms, provisions and conditions:

         1.      Exercise of Warrant.

                 (a) Subject to subsection 1(b) below, the Holder may exercise this Warrant in whole or in part at any time, but only in such multiples as are required to permit the issuance by the Company of one or more full shares of Common Stock of the Company, by surrender of this Warrant with the Form of Exercise Agreement attached hereto duly executed, to the Company at or prior to 3:00 P.M., Dallas, Texas local time on the Expiration Date, together with the payment of the Exercise Price for each of the Shares into
which the Warrant is exercised.   Payment for the Shares to be purchased upon
exercise of this Warrant may be made by the delivery of a certified or cashier's check payable to the Company for the aggregate Exercise Price of the Shares to be purchased. In case of the exercise of this Warrant in part only prior to the Expiration Date, the Company will deliver to the Holder a new Warrant of like tenor in the name of the Holder evidencing the right to purchase the number of shares as to which this Warrant has not been exercised.

                 (b) The Warrant may not be exercised by the Holder unless, at the time of exercise, (1) there is either (i) a registration statement or prospectus covering the Common Stock of the Company, that is effective under (A) the Act, and (B) the securities laws of the state of the address of record of such Holder, or (ii) an exemption available from registration for the Warrant exercise and issuance of Common Stock of the Company in the opinion of satisfactory counsel provided by the Holder to the Company, and (2) such exercise and issuance would otherwise be in compliance with applicable law in the opinion of such counsel provided to the Company.
The Warrant may not be, directly or indirectly, transferred to, or exercised by, any person in any state where such transfer or exercise would violate any law, including securities law, of such state in the opinion of counsel to the
Company.   Legends as required by applicable federal and state laws may be
placed on the certificates representing the Shares.   The Holder and the
Company agree to execute such documents and instruments as counsel for the Company reasonably deems necessary to effect compliance of the issuance of this Warrant and any Shares issued upon exercise hereof with applicable federal and state securities laws.

         2.      Certain Agreements of the Company.     The Company hereby
covenants and agrees as follows:

         (a)     Shares to be Fully Paid.     All Shares will, upon issuance,
be validly issued, fully paid, and non- assessable and free from all taxes, liens, and charges with respect to the issue thereof.

         (b)     Reservation of Shares.     During the period within which this
Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

         (c)     Certain Actions Prohibited.     The Company will not, by
amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing,
(i)





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
the Company will not increase the par value of the shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock so receivable, the Company will take all such corporate action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Exercise Price upon the exercise of this Warrant.

         (d)     Listing.     If the issuance of any Shares required to be
reserved for purposes of exercise of this Warrant requires listing on any national securities exchange, before such Shares may be issued upon exercise of this Warrant, the Company will, at its expense, use its best efforts to cause such Shares to be duly approved, or listed on the relevant national securities exchange, as the case may be, at such time, so that such Shares may be issued in accordance with the terms hereof.

         3. Stock Dividends Reclassifications, Reorganization, Anti-Dilution Provisions, Etc.

This Warrant is subject to the following further provisions:

                 (a) In case, prior to the expiration of this Warrant by exercise or by its terms, the Company issues any shares of its Common Stock as a stock dividend or divides the number of shares of Common Stock, then, in either of such cases, the Exercise Price per share of the Shares purchasable pursuant to this Warrant in effect at the time of such action will be proportionately reduced and the number of Shares at that time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, in the event the Company shall combine such shares of its Common Stock into a smaller number of shares, then, and in such event, the Exercise Price per share of the Shares purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number of Shares at that time purchasable pursuant to this Warrant shall be proportionately decreased.

                 (b) In case, prior to the expiration of this Warrant by exercise or by its terms, the Company is recapitalized by reclassifying its outstanding Common Stock into stock with a different par value or by changing its outstanding Common Stock with par value to stock without par value, or the Company or a successor corporation consolidates or merges with or conveys all or substantially all of its or of any successor corporation's property and assets to any other corporation or corporations (any such corporation being included within the meaning of the term "successor corporation" in the event of any consolidation or merger of any such corporation with, or the sale of all or substantially all of the property of any such corporation to, another corporation or corporations), the Holder of this Warrant may thereafter purchase, upon the terms and conditions and during the time specified in this Warrant, in lieu of the Shares theretofore purchasable upon the exercise of this Warrant, the kind and amount of shares of stock and/or other securities receivable upon such recapitalization or consolidation, merger, or conveyance by a Holder of the number of shares of Common Stock which the Holder of this Warrant might have purchased, immediately prior to such recapitalization or consolidation, merger, or conveyance.

                 (c) Upon the occurrence of each event requiring an adjustment of the Exercise Price and/or of the number of Shares purchasable pursuant to this Warrant in accordance with, and as required by, the terms of subdivision (a) of this Section 3, the Company shall forthwith employ a firm of certified public accountants (who may be the regular accountants for the Company) who shall compute the adjusted Exercise Price and the adjusted number of Shares purchasable at such adjusted Exercise Price by reason of such event in accordance with the provisions of subdivision (a) and shall prepare a certificate setting forth such adjusted Exercise Price and the adjusted number of Shares and showing in detail the facts upon which such conclusions are based, including a statement of the consideration received or to be received by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold and of the number of shares of Common Stock
outstanding or deemed to be outstanding.   The Company shall mail forthwith to
the Holder of this Warrant a copy of such certificate, and thereafter said certificate shall be conclusive and shall be binding upon such Holder unless contested by such Holder by written notice to the Company within ten (10) days after receipt of the certificate by such Holder.

                 (d)      In case:

                          (i)     of any classification, reclassification, or
other reorganization of the capital stock of the Company, consolidation, or merger of the Company with or into another corporation, or conveyance of all or substantially all of the assets of the Company; or

                          (ii)    of the voluntary or involuntary dissolution,
liquidation or winding up of the Company;

then, and in any such case, the Company shall mail to the Holder of this Warrant a brief statement of the event giving rise to such effect and a description thereof.

                 (e) In case the Company at any time while this Warrant remains unexpired and unexercised, sells all or substantially all of its property or dissolves, liquidates, or winds up its affairs, the Holder of this Warrant may thereafter receive upon exercise hereof in lieu of each Share a distribution of a kind and amount of any securities and/or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company.

         4.      No Rights or Liabilities as a Shareholder.     This Warrant
shall not entitle the Holder hereof to any voting rights or other rights
whatsoever as a shareholder of the Company.   No provision of this Warrant, in
the absence of affirmative action by the Holder hereof to purchase the Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.





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
         5.      Loss, Theft, Destruction, or Mutilation.   Upon receipt by the
Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction, or mutilation of this Warrant and (in the case of loss, theft, or destruction) of an indemnity from the Holder satisfactory to the Company (in the exercise of its reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver to the Holder, in lieu thereof, a new Warrant of like tenor.

         6.      Register.     The Company shall maintain, at its principal
office located at 5605 North MacArthur Boulevard, Suite 400, Irving, Texas 75038 (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee as may be permitted under the terms of this Warrant and each prior owner of this Warrant.

         7.      Exercise or Transfer Without Registration.     Anything in
this Warrant to the contrary notwithstanding, if, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant shall not be registered under the Securities Act of 1933, as amended, and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, or exchange, that (i) the Holder of this Warrant, furnish to the Company a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that such exercise, or exchange may be made without registration under said Act and under applicable state securities or blue sky laws and (ii) the Holder execute and deliver to the Company an investment letter in form and substance
acceptable to the Company.   The Holder of this Warrant, by taking and holding
the same, hereby represents to the Company that such Holder is an "accredited investor" as defined under the Act and is acquiring this Warrant for investment and not with a view to the distribution thereof.

         8.      Notices.     All notices requests and other communications
required or permitted to be given or delivered hereunder to the Holder of this Warrant or to the Holder of shares acquired upon exercise of this Warrant shall be in writing, and shall be personally delivered or shall be sent by first class mail, certified or registered mail, postage prepaid and addressed, to such Holder at the address shown for such Holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such Holder. All notices, requests and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by first class mail, certified or registered mail, postage prepaid and addressed, to the office of the Company at 5605 North MacArthur Boulevard, Suite 400, Irving, Texas 75038, Attention: Corporate Secretary, or at such other address as shall have been furnished to the Holder of this Warrant or to the Holder of shares acquired upon exercise of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by telegram, facsimile or telex, but shall in such case be subsequently confirmed by a writing personally delivered or sent by first class mail or by certified or registered mail as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the delivery thereof to (or the receipt by, in the case of a telegram, facsimile or telex) the person entitled to receive such





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
notice at the address of such person for purposes of this Paragraph 8, or, if mailed, at the completion of the third full business day following the time of such mailing thereof to such address, as the case may be.

         9.      Governing Law.   This Warrant shall be construed and enforced
in accordance with and governed by the laws of the State of Delaware.

         10.     Miscellaneous.

         (a)     Amendments.     This Warrant or any provision hereof may not
be changed, waived, or discharged, or terminated orally, but only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought.

         (b)     Descriptive Headings.     The descriptive headings of the
several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

         (c)     Successors and Assigns.     This Warrant shall be binding upon
any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.





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
         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, on this 5th day of October, 1995.

                                        HARKEN ENERGY CORPORATION


                                        By: /s/ Larry E. Cummings
                                            ---------------------------------
[Seal]                                  Name: Larry E. Cummings
                                        Title: Vice President


Attest:



/s/ Patricia A. Little
--------------------------------
Name: Patricia A. Little
Title: Asst. To General Counsel





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
                           FORM OF EXERCISE AGREEMENT


                                        Dated:  ______, 19___.

To:  _________________________________


         The undersigned, pursuant to the provisions set forth in the within Warrant Number ________hereby agrees to purchase ________ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check in the amount of $____________. Please issue a certificate of certificates for such shares of Common Stock in the following name:


                          Name:_________________________________


                          Address:  ____________________________

                                    ____________________________


                          Signature:  __________________________
                          Title of Signing Officer of Agent (if
                          any):_________________________________

         Note: The above signature should correspond exactly with the name on the face of the within Warrant or with the name of the assignee appearing in the assignment form.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said Holder covering the balance of the shares purchasable thereunder.





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
                                  EXHIBIT 99.3
                  SCHEDULE OF SUBSTANTIALLY SIMILAR DOCUMENTS

         Harken Energy Corporation issued 2 warrants to purchase common stock on substantially identical terms as the warrant issued to Internationale Nederlanden (U.S.) Capital Corporation which was exercisable for 500,000 shares of common stock (the "INC Warrant"). Set forth below are the material details in which those warrants differ from the INC Warrant:


                                                          Number of Shares
                                                           Issuable Upon
                 Name                                   Exercise of Warrant
                 ----                                   -------------------

         New England Mutual Life Insurance Company            400,000

         EnCap 1989-I Limited Partnership                     100,000





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